Accrued Expenses and Other Liabilities	3 Months Ended
Dec. 31, 2018
Payables and Accruals [Abstract]
Accrued Expenses and Other Liabilities
Accrued Expenses and Other Liabilities
Accrued expenses and other liabilities consisted of the following (in thousands):

	December 31,	September 30,
	2018	2018	2017
Compensation and benefits	$3,296	$2,500	$1,662
Research and development costs	9,362	6,659	339
UCLB milestone	638	653	—
Professional fees	4,130	3,099	300
Deferred rent	561	569	197
Other liabilities	1,067	623	589
Total accrued expenses and other liabilities	$19,054	$14,103	$3,087

As of December 31, 2018, other liabilities included U.S. tax payable of $0.6 million and the current portion of other long-term payables and lease incentive liability, which together amounted to $0.4 million. As of each September 30, 2018 and 2017, the current portion of other long-term payables and lease incentive liability, together amounted to $0.4 million.